Item 19(b)

EX-99.906CERT

Certification Pursuant to Rule 30a-2(b) under the 1940 Act  and Section 906 of the

Sarbanes-Oxley Act

I, Frank Waterhouse, Treasurer, Principal Accounting Officer, Principal Financial Officer, and Principal Executive Officer of Highland Opportunities and Income Fund (the “Registrant”), certify that:

1.	This Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/ Frank Waterhouse
Frank Waterhouse
Treasurer, Principal Accounting Officer,
Principal Financial Officer, and Principal
Executive Officer

Date: September 4, 2026